UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2017

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On January 23, 2017, Business First Bancshares, Inc. (“Business First”) and its wholly-owned subsidiary, Business First Bank (the “Bank”) announced that Gregory Robertson has been named Chief Financial Officer of Business First Bancshares, Inc. and Business First Bank.

Gregory Robertson, age 45, served as the Bank’s Executive Vice President and Chief Banking Officer prior to his recent promotion to Executive Vice President and Chief Financial Officer. Mr. Robertson has been with Business First over 5 years and brings to his new position more than 20 years of diverse experience in commercial and retail banking. Mr. Robertson does not currently have an employment agreement with Business First or the Bank, and neither Business First nor the Bank entered into an employment agreement with Mr. Robertson as a result of the above-described promotion.

8.01	Other Events

In addition to Mr. Robertson’s promotion, Business First also announced on January 23, 2017 the promotion of certain other longtime officers of the Bank to newly created or vacant positions.

Keith Mansfield served as the Bank’s Executive Vice President and Chief Information Officer prior to his recent promotion to Executive Vice President and Chief Operations Officer for the Bank. Mr. Mansfield brings nearly 20 years of experience to his new position.

Philip Jordan served as the Bank’s Executive Vice President and Western Region Chief Executive Officer prior to his recent promotion to Executive Vice President and Chief Commercial Officer. Mr. Jordan has been with the Bank for 8 years and has over 20 years of banking experience.

Alicia Robertson served as the Bank’s Senior Vice President and Director of Deposit Services, Business Development and Treasury prior to her recent promotion to Executive Vice President and Chief Retail Officer for the Bank. Ms. Robertson has been with the Bank for 5 years and brings to her new position over 25 years of experience in various retail banking areas.

Don A. Hingle, II served as the Bank’s Executive Vice President and Southeastern Region Chief Executive Officer prior to his recent promotion to Executive Vice President and Chief Credit Executive for the Bank. Mr. Hingle has 35 years of banking experience, including 7 years with Business First Bank.

A press release announcing the above promotions is included as Exhibit 99.1 to this Form 8-K.

9.01	Financial Statements and Exhibits

(d)           Exhibits.

                The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit
99.1	Press release dated January 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 25, 2017

BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, IIII
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated January 23, 2017.